                        SUBLEASE AND ACCESS AGREEMENT

          This Sublease and Access Agreement ("Sublease") is made and entered into this 12th day of August, 1996 by and between Campbell Wells, Ltd., a Delaware limited partnership, Inc. ("Sublessor"), and Newpark Resources, Inc. ("Sublessee"), with reference to the following facts:

     A. Concurrently with the execution and delivery of this Sublease, pursuant to an Asset Purchase and Lease Agreement (the "Purchase Agreement") dated June 5, 1996, by and among (i) Sanifill, Inc., a Delaware corporation ("Sanifill") of which Sublessor is an indirect wholly owned subsidiary, Sublessor, NOW Disposal Holding Co., a Delaware corporation and an indirect wholly-owned subsidiary of Sanifill ("Holdco"), and (ii) Sublessor, Sublessee has purchased from Holdco all of the equity interests in NOW Disposal Operating Co., a Delaware corporation ("Disposeco"), and has purchased or is leasing from Sublessor the Included Assets (as that term is defined in the Purchase Agreement) used in the Acquired Business (as that term is defined in the Purchase Agreement). Sublessee may assign its rights and delegate its duties under this Sublease to a wholly-owned subsidiary ("Subsidiary"), provided that no such assignment of rights or delegation of duties shall relieve Sublessee of its obligations under this Sublease. If such assignment is made, references to Sublessee in this Sublease shall be deemed to refer to Subsidiary, or to Sublessee and Subsidiary, as appropriate.

     B. Concurrently with the execution and delivery of this Sublease, Sublessee has guaranteed the obligations of Disposeco under the NOW Disposal Agreement (the "Disposal Agreement") dated June 4, 1996, among Disposeco, Sanifill and Sublessor.

     C. Sublessor is the successor lessee under a lease agreement dated August 29, 1990, effective September 1, 1990 (including all amendments thereto, the "Prime Lease"), pursuant to which Irvin Templet and Angele Savoie Templet ("Lessor") leased to Sublessor's predecessor, Intracoastal Oilfield Fluids, Inc. a Louisiana corporation ("IOF"), certain immovable property, including all buildings thereon and improvements thereto, which property is located in the Parish of Lafourche, State of Louisiana and is described more particularly in Exhibit "A" hereto ("Prime Premises"). A copy of the Prime Lease is attached as Exhibit "B" hereto.

     D. This Sublease sets forth the terms and conditions on which Sublessee is subleasing from Sublessor the portion (and no other portion) (the "Dock") of the Prime Premises described in Exhibit "C" attached hereto. The Dock is part of the Included Assets and constitutes one of the Landfarm Docks referred to in Paragraph 13.1 of the Purchase Agreement.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by both parties, the parties hereby agree as follows:

     1.  SUBLEASE OF DOCK.

         Sublessor hereby subleases the Dock to Sublessee, and Sublessee hereby subleases the Dock from Sublessor, on the terms and conditions set forth in this Sublease. Subject to the terms of this Sublease and Section 20 of the Prime Lease, Sublessor hereby guarantees to Sublessee the quiet enjoyment and peaceable possession of the Dock for the entire term of this Sublease. Without limiting the generality of the foregoing, Sublessor covenants that, subject to Section 20 of the Prime Lease, it will not cause, suffer or permit the Prime Lease to be terminated prior to the Termination Date, as defined herein.

     2.  WARRANTY BY SUBLESSOR.

         Sublessor hereby warrants and represents to Sublessee that Sublessor is the lawful successor or assignee of IOF, the original Lessee under the Prime Lease, that the Prime Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the term hereof will not be, in default or breach of any of the provisions of the Prime Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Prime Lease.

    3.  TERM.

        The term of this Sublease commences on the date hereof ("Commencement Date") and shall continue for a period of twenty-five (25) years, i.e., until August 12, 2021 ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. Sublessor shall exercise all options available to extend or renew the Prime Lease to and including the Termination Date (or, if applicable, shall take no action to prevent the automatic exercise or extension of any option(s) under the Prime Lease) to ensure that the Prime Lease shall extend through and including the Termination Date. The foregoing notwithstanding, (a) Sublessee (but not Sublessor) shall have the right to terminate this Sublease at any time upon not less than ten days' written notice to Sublessor, and (b) this Sublease shall terminate automatically upon termination of the Disposal Agreement.

    4. RENT.

       All rental for the Dock for the entirety of the term of this Sublease, to and including the Termination Date, is included in the Purchase Price, as that term is defined in the Purchase Agreement, that has been paid by Sublessee, the receipt and sufficiency of which are hereby expressly acknowledged by Sublessor. The Purchase Price paid by Sublessee further includes payment in full, for the entire term of this Sublease, of all other amounts payable by Sublessor under the Prime Lease due on account of the Prime Premises, whether characterized in the Prime Lease as additional rental or otherwise.

    5.  ACCESS TO DOCK.

        The execution of this Sublease notwithstanding, Sublessor shall have the right of access to the Dock and, in cooperation with Sublessee, shall have the right to operate the Dock, in each case solely for the purpose of performing their obligations under the Disposal

Agreement. Subject to the terms of the Disposal Agreement, Sublessor shall pay all costs and expenses of operating the Dock in connection with the Disposal Agreement. The parties shall indemnify and hold harmless each other with respect to obligations arising in connection with the operation of the Dock to the extent and in the manner provided in Article IX of the Disposal Agreement. If, at any time, Sublessor permanently ceases to use the Prime Premises for disposal of waste in connection with the Disposal Agreement, this right of access shall terminate.

   6.  MAINTENANCE AND OPERATING EXPENSES.

       To the extent the Prime Lease requires Sublessor to pay or reimburse Lessor for any of the costs and expenses incurred in the repair, maintenance or upkeep (including but not limited to taxes, utilities, and insurance) of the Dock, Sublessor shall pay all such costs and expenses in further consideration of its receipt of the Purchase Price. Without limiting the generality of the foregoing, Sublessor shall pay all costs and expenses relating to the repair, maintenance, upkeep and insuring of any improvements on the Dock, when such improvements are erected by Sublessor, as required by
Section 8 of the Prime Lease. Sublessee shall pay all costs and expenses relating to the repair, maintenance, upkeep and insuring of any improvements on the Dock, when such improvements are erected by Sublessee, as required by
Section 8 of the Prime Lease. Sublessee shall obtain the written consent of Sublessor prior to erecting any improvements.

   7.  USE OF DOCK

       Sublessee may use the Dock for any lawful purpose permitted under the Prime Lease.

   8.  ASSIGNMENT AND SUBLETTING.

       Sublessee may assign this Sublease or further sublet or assign all or any part of the Dock without Sublessor's prior written consent, and Sublessor may assign this Sublease without Sublessee's prior written consent; provided, however, that no such subleasing or assignment shall relieve Sublessor or Sublessee of any of its obligations hereunder.

   9.  OTHER PROVISIONS OF SUBLEASE.

       All applicable terms and conditions of the Prime Lease are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder, Sublessee the lessee thereunder, and the Dock the Prime Premises, except for Sections 1, 2, 4, 5, 8, 9, 10, 11, 13, 16, 18 and 19
thereof, which shall not be binding on Sublessee. Upon the reasonable request of Sublessee, Sublessor shall use commercially reasonable efforts to attempt to cause Lessor to perform its obligations under the Prime Lease for the benefit of Sublessee. If the Prime Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease; provided, however, that if the Prime Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Prime Lease, then the defaulting party shall be liable to the non-defaulting party for all damage suffered as a result of such termination, including consequential damages but excluding punitive damages.

   10.  DISPUTE RESOLUTION.

        10.1 NEGOTIATION OF DISPUTES. In the event of any dispute or disagreement arising out of or relating to the implementation and performance of this Sublease, the parties agree to attempt to resolve such dispute in good faith. Should a resolution of such dispute not be obtained within 15 days after the origination of the dispute, either party may submit the dispute to arbitration in accordance with the provisions of this Paragraph 10 by written notice to the other party.

        10.2 GENERAL ARBITRATION. Any claim, dispute or controversy arising out of or relating to this Sublease or the breach thereof not settled in accordance with the provisions of Section 10.1 shall be submitted to binding arbitration by the American Arbitration Association (the "AAA") for arbitration in Houston, Texas, in accordance with the Commercial Arbitration Rules of the AAA then in effect. There shall be three arbitrators, with each party selecting one. The third arbitrator shall be selected by the two party-selected arbitrators and shall be the chairperson of the panel. The party requesting arbitration shall name its arbitrator in the demand for arbitration and the other party shall name its arbitrator within 30 days after receipt of the arbitration demand. The third arbitrator shall be named within 30 days after the appointment of the second arbitrator. The AAA shall be empowered to appoint any arbitrator not named in accordance with the procedure set forth herein. The decision of the arbitrators shall be final and binding upon the parties without the right to appeal to the courts. The award rendered in arbitration shall be final and judgment thereon may be entered by any court having jurisdiction thereof. The costs and expenses of the arbitration (including reasonable attorney's fees) will be borne by the losing party, unless the arbitrators determine that it would be manifestly unfair to honor this provision and determine a different allocation of costs.

        10.3 APPLICABLE LAW AND ARBITRATION ACT. This agreement to arbitrate shall be enforceable in either federal or state court. The enforcement of this agreement to arbitrate and all procedural aspects of this agreement to arbitrate, including, without limitation, the construction and interpretation of this agreement to arbitrate, the scope of the arbitrable issues, allegations of waiver, delay or defenses as to arbitrability, and the rules governing the conduct of the arbitrations, shall be governed by and construed pursuant to the United States Arbitration Act. In deciding the substance of any such claim, dispute or disagreement, the arbitrators shall apply the substantive laws of the State of Texas; provided, however, that the arbitrators shall have no authority to award punitive damages under any circumstances regardless of whether such damages may be available under Texas law, the parties hereby waiving their right, if any, to recover punitive damages in connection with any such claims, disputes or disagreements.

       10.4 CONTINUATION OF PERFORMANCE. In the event of a dispute arising under this Sublease, the parties shall continue performance of their respective obligations hereunder pending resolution of the dispute.

     11.  NOTICES.

          All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be given in writing and delivered in person or sent by overnight delivery service or United States Mail, postage prepaid, addressed to the Sublessee at the Dock, and to the address hereinbelow, or to such other place as Sublessee may from time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor shall be given in writing and delivered in person or sent by overnight delivery service or United States Mail, postage prepaid, addressed to the Sublessor at the address, set forth herein, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

     To Sublessor at:     Campbell Wells, Ltd.
                          2014 West Pinhook Road, Suite 900
                          Lafayette, LA 70508
                          Attention: W. Gregory Orr, President

                          Telephone: (318) 266-7966
                          Telefax:   (318) 266-7922

     With a copy to:      Louise A. Shearer
                          Baker & Botts LLP
                          One Shell Plaza
                          910 Louisiana
                          Houston, TX 77002-4995

     To Sublessee at:     Newpark Resources, Inc.
                          Lakeway Center
                          3850 N. Causeway, Suite 1770
                          Metairie, LA 70002
                          Attention: James D. Cole, President

                          Telephone: (504) 838-8222
                          Telefax:   (504) 833-9506

     12.  MISCELLANEOUS.

          12.1 BINDING EFFECT. This Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          12.2 COUNTERPARTS. This Sublease may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


          12.3 HEADINGS. Captions and paragraph headings used herein are for convenience only and are not a part of this Sublease and shall not be used in construing it.

          12.4 AMENDMENTS; WAIVERS. No provision or term of this Sublease or any agreement contemplated herein between the parties hereto may be supplemented, amended, modified waived or terminated except in a writing duly executed by the party to be charged. No waiver of any of the provisions of this Sublease shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. Failure of a party to insist on strict compliance with any of the terms and conditions of this Sublease shall not be deemed a waiver of any such terms and conditions.

          12.5 ENTIRE AGREEMENT. This Sublease, the Purchase Agreement and the Disposal Agreement comprise the entire agreement of the parties and supersede all earlier understandings of the parties with respect to the subject matter hereof.

     IN WITNESS WHEREOF the parties have executed and delivered this Sublease as of the date first set forth above.

                                       SUBLESSOR:

                                       CAMPBELL WELLS, LTD.

                                       By SANIFILL GP HOLDING CO., INC., its
                                       General Partner

                                       By: /s/ Michael W. Harlen
                                          ------------------------------------

                                       SUBLESSEE:

                                       NEWPARK RESOURCES, INC.

                                       By: /s/ James D. Cole
                                          ------------------------------------
                                          James D. Cole, President

                                     EXHIBIT A

                                     Tract A

A certain portion of a tract of land located in Section 79, Township 17 South, Range 19 East, Lafourche Parish, Louisiana. Said tract being bounded on the South by Louisiana Highway No. 24, on the North by Saint Louis Canal, and bounded on the East and West by land belonging to Irvin Templet and Angele Savoie Templet. Beginning at An Son - Dresser et al. No. 1 Dry Well thence at a true bearing of North 89 DEG. 45' 00" West and a distance of 300.00' to a point. Thence at a true bearing of South 00 DEG. 15' 00" West and a distance of 750.05' to Louisiana Highway No. 24 Right of Way, thence at a true bearing of North 75 DEG. 17' 06" West, and a distance of 388.65' to a point hereafter referred to as the "Point of Beginning;" which is the Southwest corner of the following tract of land described.

Beginning at the "Point of Beginning," at a true bearing of North 12 DEG. 53' 59" East, and a distance of 1048.40' to a point. Thence at a true bearing of North 21 DEG. 23' 04" West and a distance of 62.55' to a point, which is the South bank of Saint Louis Canal. thence at a true bearing of South 88 DEG. 12' 19" East and a distance of 500.26' to a point. Thence at a true bearing of North 89 DEG. 03' 29" East and a distance of 501.59' to a point, thence at a true bearing of South 79 DEG. 37' 22" East and a distance of 475.66' to a point. Thence at a true bearing of North 00 DEG. 15' 00" East and a distance of 60.00' to a point. Thence at a true bearing of South 73 DEG. 57' 12" East and a distance of 688.34' to a point, thence at a true bearing of South 56 DEG. 03' 12" East and a distance of 575.119' to a point. Thence at a true bearing of South 61 DEG. 47' 53" East and a distance of 277.40' to a point. Thence at a true bearing of South 25 DEG. 37' 38" West and a distance of 1191.10' to a point, which is the North Right of Way of Louisiana Highway No. 24, thence along the Right of Way of Louisiana Highway No. 24 at a true bearing of North 75 DEG. 17' 06" West and a distance of 2635.33' to the "Point of Beginning." Describes a tract of land hereafter referred to as "Tract A" containing 83.749 Acres.

                                   Tract B

A certain portion of a tract of land located in Section 79, Township 17 South, Range 19 East, Lafourche Parish, Louisiana. Said tract being bounded on the South by the aforedescribed "Tract A," on the North by the Intracoastal Canal, on the East and West by land belonging Irvin Templet and Angele Savoie Templet.

Beginning at An Son - Dresser et al. No. 1 Dry Well thence at a true bearing of North 89 DEG. 45' 00" West and a distance of 300.00' to a point. Thence at a true bearing of North 21 DEG. 23' 03" West and a distance of 460.58' to a point, which is the Northwest corner of aforementioned "Tract A;" hereinafter referred to as the "Point of Beginning."

Beginning at the "Point of Beginning," at a true bearing of North 21 DEG.
23' 03" West and a distance of 1166.86' to a point, thence at a true bearing of North 00 DEG. 15' 00" East and a distance of 1100.00' to a point, which is the South Bank of the Intracoastal Canal, thence at a true bearing of South 86 DEG. 44' 14" and a distance of 1902.63' to a point, thence at a true bearing of South 00 DEG. 15' 00" West and a distance of 2171.35' to a point. Thence at a true bearing of North 79 DEG. 37' 22" West and a distance of 475.66' to a point. Thence at a true bearing of South 89 DEG.
03' 29" West and a distance of 501.59' to a point, thence at a true bearing of North 88 DEG. 12' 19" West and a distance of 500.26' to the "Point of Beginning." Describes a tract of land hereafter referred to "Tract B" containing 88.409 Acres.

                                    Tract C

A certain portion of a tract of land located in Section 79, Township 17 South, Range 19 East and Section 71, Township 18 South, Range 19 East, Lafourche Parish, Louisiana. Said tract being bounded on the North by Louisiana Highway No. 24, East, West and South by lands belonging to Irvin Templet and Angele Savoie Templet.

Beginning at Point "A" which is the "Point of Beginning," thence proceeding at a bearing of S 75 DEG. 17' 06" E for a distance of 3,450.01 feet, thence along an arc having a distance of 622.16 feet, thence at a bearing of S 57 DEG. 09' 41" E for a distance of 390.00 feet, to Point "B" all being the Southern sides of the right of way of Louisiana Highway No. 24, thence proceeding at a bearing of S 32 DEG 50' 19" West for a distance of 675.00 feet to Point "C," thence at a bearing of N 57 DEG 09' 41" West for a distance of 390.00 feet, thence along an arc having a distance of 408.65 feet, thence at a bearing of N 75 DEG. 17' 06" N for a distance of 3450.01 feet to Point "C." Thence at a bearing of N 14 DEG. 42' 54" E for a distance of 675.00 feet to Point "A" which is the "Point of Beginning." All containing approximately 67.5 acres. Described as Tract C.

                                   Tract D

A certain portion of a tract of land located in Section 79, Township 17 South, Range 19 East and Sections 70 and 71, Township 18 South, Range 19 East, Lafourche Parish, Louisiana. Said tract being bounded on the West by the aforedescribed "Tract C," on the North and South by lands belonging to Irvin Templet and Angele Savoie Templet and on the East by the Tenneco Company Road.

Beginning at Point "B" which is the "Point of Beginning," thence proceeding at a bearing of S 32 DEG. 50' 19" E for a distance of 675.00 feet to Point "C," thence at a bearing of N 57 DEG. 09' 41" W for a distance of 230.00 feet, to Point "D." thence proceeding at a bearing of S 32 DEG 50' 19" West for a distance of 497.00 feet to Point "E," thence S 57 DEG. 09' 41" for a distance of approximately 2800 feet to Point "F," being on the Western side of the Tenneco Company Road. Thence meandering northeast along the western side of the Tenneco Company Road for a distance of approximately 1300 feet to Point "G" which is the intersection of the Western side of Tenneco Company Road and the southern right of way of Louisiana Highway No. 24. Thence proceed along the right of Louisiana Highway No. 24 along an arc having a distance of
362.51 feet, thence at a bearing of N 57 DEG. 09' 41" W for a distance of 2547.20 to Point "B" which is the "Point of Beginning." All containing approximately 76.2 acres. Described as Tract D.

                                      EXHIBIT B

                               ASSIGNMENT OF LEASE

STATE OF LOUISIANA     )
                       )
PARISH OF LAFOURCHE    )

     Reference is made to that certain Lease dated August 29, 1990, by and between Irvin Templet and wife, Angele Savoie Templet, as Lessors, to Intracoastal Oilfield Fluids, Inc., as Lessee, covering Tracts A, B, C and D in Lafourche Parish, Louisiana, as described in such lease, a copy of which is attached hereto (hereinafter called "Said Lease").

     Intracoastal Oilfield Fluids, Inc. desires to assign Said Lease to Sanifill/IOF Acquisition, Inc., who desires to acquire Said Lease.

     NOW, THEREFORE, in consideration of the sum of One Hundred and No/100 Dollars ($100.00) and of other good and valuable considerations, the receipt, adequacy and sufficiency of which are hereby acknowledged, Intracoastal Oilfield Fluids, Inc., a Louisiana corporation, whose mailing address is P.O. Box 898, LaRose, Louisiana 70373, appearing herein by its duly authorized President, Ted A. Martin (hereinafter called "Assignor") does hereby convey, assign, transfer and deliver Said Lease unto Sanifill/IOF Acquisition, Inc., a Louisiana corporation, whose mailing address is 1225 North Loop West, Suite 550, Houston, Texas 77008, herein represented by Michael D. Adams, its duly authorized Senior Vice President.

    Assignee agrees to indemnify and hold Assignor harmless from and against any and all claims, demands, assertions, actions or causes of action which might be asserted against Assignor as a result of or arising out of any operations conducted or failed to be conducted on or about the lands covered by Said Lease. Without limiting the foregoing, Assignee covenants and agrees that it will indemnify and hold harmless Assignor at all times from and after this Assignment from and against all claims, damages, actions, suits, proceedings, demands, assessments, adjustments, costs and expenses (including, but specifically without limitation, reasonable attorneys' fees and expenses of investigation) which may arise at any time in the future under or as a result of any and all federal, state, and local laws, ordinances, regulations, and standards relating to the use, analysis, production, storage, sale, disposal, or transportation of any hazardous materials ("Hazardous Substance Laws"), including oil or petroleum by-products or their derivatives, (such Hazardous Substance Laws including but not limited to the Federal Resource Conservation and Recovery Act, the Clean Water Act, the Clean Air Act, Toxic Substances Control Act, and the Comprehensive Environmental Response Compensation and Liability Act, as well as any comparable state laws), but only to the extent that such claims, damages, actions, suits, etc. are based upon acts which occurred after this Assignment or omissions to take actions which should be taken after the Assignment. Any subsequent assignment of Said Lease by Assignee to any third party shall contain a provision whereby such third party additionally agrees to indemnify Assignor herein by identical language stated in this paragraph.

     TO HAVE AND TO HOLD Said Lease, with all rights thereunder and incident thereto unto Assignee, its successors and assigns forever.

     Assignor hereby binds itself, its successors and legal representatives, to warrant all and singular Said Lease unto Assignee, its successors and assigns, by, through and under Assignor, but not otherwise, but with full substitution and subrogation in and to any and all rights or actions of warranty which Assignor may now or hereafter have or hold.

     EXECUTED this 31st day of August, 1990, but effective as of the 29th day of August, 1990.


WITNESSES TO                           ASSIGNOR:
ALL SIGNATURES:                        INTRACOASTAL OILFIELD FLUIDS, INC.


ILLEGIBLE                              By:  /s/ Ted A. Martin
-----------------------------------       ---------------------------------
                                           Ted A. Martin, President

ILLEGIBLE
-----------------------------------

                                        ASSIGNEE:

                                        SANIFILL/IOF ACQUISITION, INC.


                                        By:   /s/ Michael D. Adams
                                           ----------------------------------
                                        Name: Michael D. Adams
                                             --------------------------------
                                        Title:  Senior Vice President
                                              -------------------------------

THE STATE OF LOUISIANA      )
                            )
PARISH OF EAST BATON ROUGE  )

     On this 31st day of August, 1990, before me appeared Ted A. Martin, to be personally known, who, being by me duly sworn, did say that he is the President of Intracoastal Oilfield Fluids, Inc. and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and said Ted A. Martin acknowledged said instrument to be the free act and deed of said corporation.


                                                 ILLEGIBLE
                                         -----------------------------------
                                               Notary Public


THE STATE OF LOUISIANA      )
                            )
PARISH OF EAST BATON ROUGE  )

     On this 31st day of August, 1990, before me appeared Michael D. Adams, to be personally known, who, being by me duly sworn, did say that he is the Senior Vice President of Sanifill/IOF Acquisition, Inc. and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and said Michael D. Adams acknowledged said instrument to be the free act and deed of said corporation.



                                                 ILLEGIBLE
                                         -----------------------------------
                                               Notary Public

LEASE BY:  IRVIN TEMPLET, ET UX                -     STATE OF LOUISIANA

TO:  INTRACOASTAL OILFIELD FLUIDS, INC.        -     PARISH OF LAFOURCHE

     EFFECTIVE the 1st day of September, 1990;

     IRVIN TEMPLET and ANGELE SAVOIE TEMPLET, both of legal age, and whose present mailing address is P.O. Box 7, Larose, Lafourche Parish, Louisiana 70373, married to and living with one another, (hereinafter referred to as "Lessor");

hereby grants, leases and lets to INTRACOASTAL OILFIELD FLUIDS, INC., a Louisiana corporation whose address is P.O. Box 898, Larose, Louisiana 70373, appearing herein by its duly authorized President, Ted A. Martin (hereinafter referred to as "Lessee"), the premises located in Lafourche Parish, Louisiana, described on Exhibit "A" attached hereto and made a part hereof for all purposes.

                                         1.

     The initial term of this lease is three years and four months commencing on the 1st day of September, 1990 and ending on the 1st day of January, 1994.

     The term of this lease may be renewed, at the option of Lessee, for nine
(9) additional consecutive three (3) year periods and one (1) consecutive additional two (2) year period, the total option terms of the lease thereby extending, at Lessee's option, to the first day of January, 2023. Such options to renew shall be automatic for each additional option period unless Lessee gives Lessor written notice to terminate the lease agreement not less than sixty (60) days prior to the expiration to the then existing term or option term.

     Each extended term shall be upon the same terms, covenants and conditions as this lease; however, the monthly rent during any and each option period so exercised shall be according to the following schedule:

     Each month for term ending January 1, 1994 - $ 4,064.11 per month. Each month for term ending January 1, 1997 - $ 4,470.52 per month. Each month for term ending January 1, 2000 - $ 4,??7.57 per month. Each month for term ending January 1, 2003 - $ 5,409.33 per month. Each month for term ending January 1, 2006 - $ 5,950.26 per month. Each month for term ending January 1, 2009 - $ 6,545.29 per month. Each month for term ending January 1, 2012 - $ 7,198.82 per month. Each month for term ending January 1, 2015 - $ 7,919.80 per month. Each month for term ending January 1, 2018 - $ 8,711.78 per month. Each month for term ending January 1, 2021 - $ 9,582.96 per month. Each month for term ending January 1, 2023 - $10,541.26 per month.

   Further, rent shall continue to be due by Lessee and earned by Lessor during such times as Lessor's unrestricted use of all or a portion of the leased premises is denied or restricted due to the need or requirement for site clean-up under any applicable rule, statute or regulation of any governmental agency or body, which rent will be computed according to the above schedule and determined by the time during which Lessee's use of all or a portion of the leased premises is so denied or restricted.

   Any termination of this Lease during the initial term or during any extended term shall terminate all further rights of the extension of renewal hereunder.

                                      2.

   In addition to the rentals stated in Paragraph 1 hereto, Lessee shall pay to Lessor, as a royalty, a sum equal to ten percent (10%) of the monies paid to Lessee by its third party customers for salt water as defined by Louisiana Statewide Order No. 29-B, Section XV-13.1, under non-hazardous oil field waste delivered to Lessee for injection into the wells located on the leased premises. This royalty shall be paid on the monies received by Lessee, net of all taxes, other governmental fees, transportation and freight charges. Such royalties shall be due and payable for the term of this lease and renewal and extension thereof. The royalties shall be paid monthly to Lessor at the address stated herein on or before the 10th day of the second month after the month during which such salt water was delivered to Lessee and injected into the leased premises.

                                       3.

   Lessee may utilize the leased premises for a non-hazardous oilfield waste treatment facility as defined by Louisiana Statewide Order No. 29-B, and specifically Lessee shall have the right to utilize Union Prod. - Dresser et al. No. 1 and An Son - Dresser et al. No. 1 as waste disposal sites and well disposal injection sites, and in association therewith Lessee may construct or erect any facilities incidental thereto; and Lessee may, at its option, rework, extend and deepen said wells; or drill replacement and/or additional injection wells on the premises. However, Lessee shall not use the premises for any unlawful purpose or in violation of any federal, state or parish law and further provided that Lessor shall retain all mineral rights to said leased premises.

   During the term of this lease, Lessee may construct various improvements on the leased property. If any improvements are erected on the leased premises, Lessee shall, at its expense, keep said improvements in good state of repair. All alterations, additions and improvements put in at the expense of Lessee, shall remain the property of Lessee and at the termination of this lease, Lessee may remove such alterations, additions and improvements, if such removal is completed within ninety (90) days after the termination of this lease. Lessor may require that all alterations, additions and improvements placed on, in or about the property, be removed by Lessee at its sole cost and expense within ninety (90) days of the termination of this lease. Any property left on the leased premises with Lessor's permission, shall become the property of Lessor, and Lessee shall not be entitled to any compensation therefor.

   The granting of this lease shall in no way be considered as consent to erect or construct improvements on the premises leased herein in such a manner as to create any liens, claims or demands against Lessor on the property herein leased.

                                     4.

   It is recognized that Lessee will be operating a non-hazardous oilfield waste treatment facility on the leased premises. With regard to the implied obligation of Lessee to restore the surface of the leased premises pursuant to Louisiana law, it is understood and agreed that this obligation shall be limited to the Lessee's complying with all of the terms and provisions of Louisiana Statewide Order No. 29-B Section XV, as amended, and any and all other rules and regulations of state and federal environmental authorities having jurisdiction of the leased premises. Lessor specifically grants to Lessee the right and authority to raise the elevation of the leased premises by the addition of material treated pursuant to Louisiana regulatory authority.

                                       5.

   Lessee agrees to indemnify, defend and hold harmless, Lessor, its partners, agents, employees and subcontractors from and against any and all liens and claims for labor and material, and against any and all claims, demands, or suits for damages to persons and/or property (including but not limited to claims, demands, or suits for bodily injuries, illness, disease, death, loss of services, maintenance, cure, property or wages) which may be brought against Lessor (including but not limited to those brought by Lessee's employees and agents, and the agents and employees of its subcontractors) incident to, arising out of, in connection with, or resulting from the activities of Lessee, its employees and agents, or its subcontractors and the employees and agents, on Lessor's leased or owned premises, and whether or not caused in whole or in part by Lessor's negligence, act or omission.

                                      6.

   Lessee, upon the payment of the rent herein reserved and upon the performance of all the terms of this lease, shall at all times during the lease term and during any renewal term peaceably and quietly enjoy the leased property without any disturbance from the Lessor or from any other person claiming through Lessor, save for the enforcement of Lessor's rights under this lease or law.

                                      7.

   For the covenants and considerations heretofore enumerated, Lessor grant Lessee sufficient servitudes for the right of way of ingress, egress and regress to the leased premises from and to Louisiana Highway 24 or its successor.

                                       8.

   In the event the Lessor shall receive from a third party at any time during the terms of this lease, or any renewal thereunder, a bona fide offer to purchase the leased premises, and shall decide to sell the same for the amount named in the offer the Lessor shall promptly give to the Lessee written notice of the terms of such offer and the Lessor's willingness to sell for the price and on the other terms offered, and the Lessee shall have the option and privilege of purchasing the premises at this price, and shall notify the Lessor in writing within fifteen (15) days after the date it received notice from the Lessor whether it will purchase the premises for the amount specified in the offer made by the third party. In the event the Lessee shall not elect within the fifteen (15) day period to purchase for the amount specified in the offer from the third party, the Lessor may thereafter sell the premises to the party making the offer, subject, however, to the leasehold interest herein granted to the Lessee

If for any reason the premises are not sold to the third party, notice of any subsequent bona fide offers acceptable to the Lessor shall be given to the Lessee upon the same terms and conditions for acceptance or refusal as provided above.


                                       9.

   If this option is exercised as herein provided upon receipt of the written notice that the option has been exercised, then and in that event and without any further actions of either party, this instrument shall become, ipso facto, a binding agreement to sell, which agreement shall confer upon Lessee hereto the right to specific performance.

                                      10.

   Upon the payment of the purchase price, the Lessor shall convey to the Lessee, or its nominee, title in and to the premises and improvements and appurtenances thereunto belonging, free and clear of all liens, encumbrances and charges of whatsoever character, except those arising due to Lessee's action or inaction during the term of this lease, with full substitution and subrogation to all Lessor's rights and actions of warranty against all preceding owners and vendors, payment of the purchase price to be made by Lessee at the time of execution of said deed.

                                      11.

   Title to said property shall be subject to the approval of the attorney selected by Lessee, who shall be the sole judge of the marketability of the property, and whose opinion shall be conclusive; provided, however, that Lessee shall have the right, at his option, to waive any objection to the title raised by said attorney.

                                      12.

   It is understood and agreed that Lessor shall have the right to permit anyone to use Bayou St. Louis for the purpose of barge dockage and said right extended by Lessor shall include the right of ingress, egress and regress over and through the access canals associated with Union Prod. - Dresser et al No. 1 and An Son - Dresser et al No. 1; provided, however, that the said right shall not extend to the construction or erection of any structure whatsoever, in, on or near the aforesaid access canals and that the operations of permittee of Lessor shall not interfere, hamper or otherwise adversely affect the superior and prevailing right of Lessee to the leased premises.

                                      13.

     A. INDEMNITY. Leasee shall indemnify, defend, (by counsel reasonably acceptable to Lessor), protect and hold harmless Lessor and each of Lessor's shareholders, directors, officers, employees, agents, partners, attorneys, successors and assigns, from and against any and all claims, liabilities, penalties, fines, judgements, forfeitures, losses, costs, or expenses (including without limitation, reasonable attorneys' fees, consultants' fees and expert fees) for the death of or injury to any person or damage to any property whatsoever, arising from or cause in whole or in part, directly or indirectly, by: (i) the presence in, on, under, or about the Lease Premises, or any discharge or release in or from the Lease Premises, of any Hazardous Substance but only to the extent that any such presence, discharge or release is caused, or arises from, Lessee's activities on the Lease Premise, whether arising under a previous lease or leases between the parties, or after the inception of this lease, including by way of illustration, Hazardous Substances deposited on the Lease Premises without Lessee's or Lessor's permission or knowledge, Lessee being solely responsible for security of the Lease Premises; (ii) Lessee's failure to comply with any Hazardous Substance law, to the extent that compliance is required on account of Lessee's activities on the Lease Premises and not to the extent that compliance is required solely because Lessee, as the occupant of the Lease Premises, is held accountable for Hazardous Substances on, in, under or about the Lease Premises, or released from the Lease Premises which are not caused by or released by Lessee; (iii) Notwithstanding the foregoing, the presence of Hazardous Substances on the Lease Premises shall be presumed to have arisen from or been caused by Lessee's activities on the Lease Premises, including by way of illustration, Hazardous Substances placed upon the Lease Premises by third persons during the term of this lease, Lessee being solely responsible for security on the Lease Premises, unless Lessee affirmatively proves that the presence of such Hazardous Substances did not arise from Lessee's activity on the Leased Premises; (iv) The indemnity obligation created hereunder shall include, without limitation, and whether foreseeable or unforeseeable, any and all costs incurred in connection with any site investigation, and any and all costs for repair, clean-up detoxification or decontamination, or other remedial action of the Lease Premises. The obligations of the parties hereunder shall survive the expiration or earlier termination of this lease, and any extension thereof.

     B. HAZARDOUS SUBSTANCES. As used in this leasee, the terms "Hazardous Substances" means any hazardous or toxic substances, materials, or wastes, including, but not limited to, those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 C.F.R. 172.101) or by the Environmental Protection Agency as hazardous substances (40 C.F.R. Part 302) and amendments thereto, or such hazardous or toxic substances, materials and wastes which are or become regulated under any applicable local, state or federal law including without limitation, any material, waste or substance which is: (i) defined as "hazardous waste" under the Louisiana Hazardous Waste Control Law, La. R.S. 30:311 ET SEQ., (ii) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251, ET. SEQ. (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. Section
3117), (iii) defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, ET SEQ. (42 U.S.C. Section 6903) or (iv) defined as a "hazardous substance" pursuant to
Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601, ET SEQ. (42 U.S.C. Section 9601).

                                      14.

     The invalidity of any portion of this lease shall not affect the remaining portion hereof. The terms and conditions of this lease shall be covenants running with the land.

                                      15.

    This lease agreement constitutes the entire agreement between the parties hereto, and any change or modification to this lease must be in writing and signed by the parties hereto.

                                      16.

     Lessee agrees to pay and discharge when due, all increases in the ad valorem taxes caused by Lessee's improvements to the Lease Premises from those valuations in effect at the inception of this lease, all ad valorem taxes due on improvements placed on or in the Lease Premises, and all liens or changes on the property arising from Lessee's activities on the Lease Premises.

                                   17.

     Lessee and Lessor agree that this agreement supersedes and replaces those lease agreement currently in force and effect, as of the inception of this agreement, provided that obligations of a continuing nature arising during the term of the previous lease shall continue in force and effect.

                                   18.

     Lessee shall assume the risk of loss on all movable property, fixtures, or buildings located on the property. During the term of this lease, Lessee agrees to maintain on the property the following minimum insurance with underwriters and under policies acceptable to Lessor:

     1) Fire and extended coverage on the buildings at their full value;

     2) Comprehensive General Liability coverage with Combined Single Limits of not less than $100,000.00 per occurrence with excess coverage of not less than 5,000,000.00 per occurrence;

     3) Worker's Compensation Insurance which meets statutory requirements;
        and

     4) Pollution coverage as required by the Louisiana Department of Natural Resources, or other governmental bodies.

     Lessee agrees to be liable for and to hold Lessor harmless against the payment for any deductibles under the above policies. Lessor shall be named as an additional named insured under the policy, affording Fire and Extended Coverage, and as an additional insured on the policy affording Comprehensive General Liability coverage and Pollution Coverage, with a waiver of rights of subrogation against Lessor under all above described policies. Lessor shall receive certificates of insurance in form acceptable to Lessor and shall, upon written request, receive a certified copy of any policy of Insurance carried hereunder.

                                      19.

     Lessee shall pay or cause to be paid all charges for water, heat, gas, electricity, sewers and all other utilities used on the property throughout the terms of this lease, including any connection fees.

                                      20.

     If there is any taking by eminent domain that materially affect Lessee's use of the property, this lease shall terminate when title vests in the authority exercising the right of eminent domain. The rent shall be apportioned as of the day of termination, and any rent paid for a period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the reward to Lessor for the taking.

                                      21.

    Lessor shall have the right to assign or mortgage any of its interest in the lease or in the property, subject to Lessee's rights under this lease.

                                      22.

    Lessor may enter the property at any reasonable time upon reasonable notice to Lessee (except that no notice is needed in case of any emergency) to inspect the property.

                                      23.

     If, as a result of a breach of this lease by either party, the other party employs an attorney or attorneys to enforce its rights under this lease, then the breaching party agrees to pay the other party the reasonable attorney's fees and costs incurred to enforce the lease.

                                      24.

     If Lessee defaults in the performance of any covenant or condition of this lease, Lessor may cure the default at Lessee's expense, and the reasonable amount of all expenses, including attorney's fees incurred by Lessor, shall be deemed additional rent payable on demand.

                                      25.

     Lessee agrees to furnish to Lessor a copy of any written or other report concerning the condition of the Lease Premises, including by way of illustration, environmental surveys and reports, upon written request by Lessor addressed to Lessee.

                                       26.

    That when either party desires to give notice to the other in connection with and according to the terms of this lease, such notice shall be given by certified mail and it shall be deemed given when it shall have been deposited in the U.S. Mail, certified mail, return receipt requested, with sufficient postage prepared thereon to carry it to its addressed destination and such notices shall be addressed as follows:

LESSOR:                                      LESSEE:
Irvin Templet and Angele Savoie Templet      Intracoastal Oilfield Fluids, Inc.
P.O. Box 7                                   771 Bourg - Larose Highway
Larose, LA 70373                             Bourg, LA 70343

     DATED this 29th day of August, 1990.

WITNESSES:


/s/ Patti C. Callais                   /s/ Irvin Templet
---------------------------            ---------------------------
Patti C. Callais                       Irvin Templet

/s/ [illegible]                        /s/ Angele Savoie Templet
---------------------------            ---------------------------
[illegible]                            Angele Savoie Templet

WITNESSES:                             INTRACOASTAL OILFIELD FLUIDS, INC.

/s/ Patti C. Callais               By: /s/ Ted A. Martin
---------------------------            ---------------------------
Patti C. Callais                       Ted A. Martin

/s/ [illegible]
---------------------------
[illegible]

STATE OF LOUISIANA

PARISH OF LAFOURCHE

     On this 29th day of August, 1990, before me, the undersigned Notary Public, duly commissioned within the State and Parish aforesaid, and in the presence of the undersigned competent witnesses, personally appeared Irvin Templet, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed it as his free act and deed.

WITNESSES:

/s/ Patti C. Callais                   /s/ Irvin Templet
---------------------------            ---------------------------
Patti C. Callais                       Irvin Templet

/s/ [illegible]
---------------------------
[illegible]

                         /s/ [illegible]
                         ---------------------------
                                NOTARY PUBLIC

STATE OF LOUISIANA

PARISH OF LAFOURCHE

     On this 29th day of August, 1990, before me, the undersigned Notary Public, duly commissioned within the State and Parish Aforesaid, and in the presence of the undersigned competent witnesses, personally appeared Angele Savoie Templet, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed it as her free act and deed.

WITNESSES:

/s/ Patti C. Callais                   /s/ Angele Savoie Templet
---------------------------            ---------------------------
Patti C. Callais                       Angele Savoie Templet

/s/ [illegible]
---------------------------
[illegible]

                         /s/ [illegible]
                         ---------------------------
                                NOTARY PUBLIC


STATE OF LOUISIANA

PARISH OF LAFOURCHE

     BE IT KNOWN, that on this 29th day of August, 1990, before me, the undersigned Notary Public, duly commissioned and qualified within the State and Parish aforesaid, and in the presence of the witnesses hereinafter named and undersigned, personally came and appeared Ted A. Martin, to me well known, who declared and acknowledged that he has signed and executed the foregoing instrument as his act and deed, and as the act and deed of said Intracoastal Oilfield Fluids, Inc.; that he is the President of said corporation; and that he signed and executed said instrument in his said capacity, and under authority of the Board of Directors of said corporation.

WITNESSES:                             INTRACOASTAL OILFIELD FLUIDS, INC.

/s/ Patti C. Callais                   /s/ Ted A. Martin
---------------------------            ---------------------------
Patti C. Callais                       Ted A. Martin
                                       its President
/s/ [illegible]
---------------------------
[illegible]

                         /s/ [illegible]
                         ---------------------------
                                NOTARY PUBLIC

                                 EXHIBIT "A"

                                   TRACT A

A certain portion of a tract of land located in Section 79, Township 17 South, Range 19 East, Lafourche Parish, Louisiana. Said tract being bounded on the South by Louisiana Highway No. 24, on the North by Saint Louis Canal, and bounded on the East and West by land belonging to Irvin Templet and Angele Savoie Templet. Beginning at An Son -- Dresser et al. No. 1 Dry Well thence at a true bearing of North 89 Deg. 45' 00" West and a distance of 300.00' to a point. Thence at a true bearing of South 00 Deg. 15' 00" West and distance of 750.05' to Louisiana Highway No. 24 Right of Way, thence at a true bearing of North 75 Deg. 17' 06" West, and a distance of 388.65' to a point hereafter referred to as the "Point of Beginning;" which is the Southwest corner of the following tract of land described.

Beginning at the "Point of Beginning," at a true bearing of North 12 Deg. 53' 59" East, and a distance of 1048.40' to a point. Thence at a true bearing of North 21 Deg. 23' 04" West and a distance of 62.55' to a point, which is the South bank of Saint Louis Canal. thence at a true bearing of South 88 Deg.
12' 19" East and a distance of 500.26' to a point. Thence at a true bearing of North 89 Deg. 03' 12" East and a distance of 501.59' to a point, thence at a true bearing of South 79 Deg. 37' 22" East and a distance of 475.66' to a point. Thence at a true bearing of North 00 Deg. 15' 00" East and a distance of 60.00' to a point. Thence at a true bearing of South 73 deg. 57' 12" East and a distance of 688.34' to a point, thence at a true bearing of South 56 Deg. 03' 12" East and a distance of 575.119' to a point. Thence at a true bearing of South 61 Deg. 47' 53" East and a distance of 277.40' to a point. Thence at a true bearing of South 25 Deg. 37' 38" West and a distance of 1191.10' to a point, which is the North Right of Way of Louisiana Highway No. 24, thence along the Right of Way of Louisiana Highway No. 24 at a true bearing of North 75 Deg. 17' 06" West and a distance of 2635.33' to the "Point of Beginning." Describes a tract of land hereafter referred to as "Tract A" containing 83.749 Acres.

                                   Tract B

A certain portion of a tract of land located in Section 79, Township 17 South, Range 19 East, Lafourche Parish, Louisiana. Said tract being bounded on the South by the aforedescribed "Tract A," on the North by the Intracoastal
Canal, on the East and West by land belonging to Irvin Templet and Angele Savoie Templet.

Beginning at An Son -- Dresser et al. No. 1 Dry Well thence at a true bearing of North 89 Deg. 45' 00" West and a distance of 300.00' to a point. Thence at a true bearing of North 21 Deg. 23' 03" West and a distance of 460.58' to a point, which is the Northwest corner of aforementioned "Tract A;" hereinafter referred to as the "Point of Beginning."

Beginning at the "Point of Beginning," at a true bearing of North 21 Deg. 23' 03" West and a distance of 1166.86' to a point, thence at a true bearing of North 00 Deg. 15' 00" East and a distance of 1100.00' to a point, which is the South Bank of the Intracoastal Canal, thence at a true bearing of South 86 Deg. 44' 14" and a distance of 1902.63' to a point, thence at a true bearing of South 00 Deg. 15' 00" West and a distance of 2171.35' to a point. Thence at a true bearing of North 79 Deg. 37' 22" West and a distance of 475.66' to a point. Thence at a true bearing of South 89 Deg. 03' 29" West and a distance of 501.59' to a point, thence at a true bearing of North 88 Deg. 12' 19" West and a distance of 500.26' to the "Point of Beginning." describes a tract of land hereafter referred to as "Tract B" containing 88.409 Acres.

                                    Tract C

A certain portion of a tract of land located in Section 79, Township 17 South, Range 19 East and Section 71, Township 18 South, Range 19 East, Lafourche Parish, Louisiana. Said tract being bounded on the North by Louisiana Highway No. 24, East, West and South by lands belonging to Irvin Templet and Angele Savoie Templet.

Beginning at Point "A" which is the "Point of Beginning," thence proceeding at a bearing of S 75 Deg. 17' 06" E for a distance of 3,450.01 feet, thence along an arc having a distance of 622.16 feet, thence at a bearing of S 57 Deg. 09' 41" E for a distance of 390.00 feet, to Point "B" all being the Southern sides of the right of way of Louisiana Highway No. 24, thence proceeding at a bearing of S 32 Deg. 50' 19" West for a distance of 675.00 feet to Point "C," thence at a bearing of N 57 Deg. 09' 41" West for a distance of 390.00 feet, thence along an arc having a distance of 408.65 feet, thence at bearing of N 75 Deg. 17' 06" N for a distance of 3450.01 feet to Point "C." Thence at a bearing of N 14 Deg. 42' 54" E for a distance of
675.00 feet to Point "A" which is the "Point of Beginning." All containing approximately 67.5 acres. Described as Tract C.

                                   Tract D

A certain portion of a tract of land located in Section 79, Township 17 South, Range 19 East and Sections 70 and 71, Township 18 South, Range 19 East, Lafourche Parish, Louisiana. Said tract being bounded on the West by the aforementioned "Tract C," on the North and South by lands belonging to Irvin Templet and Angele Savoie Templet and on the East by the Tenneco Company Road.

Beginning at Point "B" which is the "Point of Beginning," thence proceeding at a bearing of S 32 Deg. 50' 19" E for a distance of 675.00 feet to Point "C," thence at a bearing of N 57 Deg. 09' 41" W for a distance of 230.00 feet, to Point "D." thence proceeding at a bearing of S 32 Deg. 50' 19" West for a distance of 497.00 feet to Point "E," thence S 57 Deg. 09' 41" for a distance of approximately 2800 feet to Point "F," being on the Western side of the Tenneco Company Road. Thence meandering northeast along the western side of the Tenneco Company Road for a distance of approximately 1300 feet to Point "G" which is the intersection of the Western side of Tenneco Company Road and the southern right of way of Louisiana Highway No. 24. Thence proceed along the right of Louisiana Highway No. 24 along the arc having a distance of 362.51 feet, thence at a bearing of N 57 Deg. 09' 4" W for a distance of 2547.20 to Point "B" which is the "Point of Beginning." All containing approximately 76.2 acres. Described as Tract D.

                       CERTIFIED COPY OF A RESOLUTION OF
                           THE BOARD OF DIRECTORS OF
                       INTRACOASTAL OILFIELD FLUIDS, INC.
                                 AUGUST 29, 1990

-------------------------------------------------------------------------------
     BE IT RESOLVED, that Intracoastal Oilfield Fluids, Inc. shall enter into an act of lease whereby this corporation shall lease from
     Irvin Templet and Angele Savoie Templet, husband and wife, the immovable property described in Exhibit "A" attached hereto and made a part hereof; AND, that Ted A. Martin, the President of
     Intracoastal Oilfield Fluids, Inc., is hereby authorized, empowered and directed to execute on behalf of and in the name of this company, an act of lease whereby the property described in Exhibit
     "A" hereto may be leased by Intracoastal Oilfield Fluids, Inc. from
     Irvin Templet and Angele Savoie Templet, which lease shall contain such terms, provisions and conditions as the said Ted A. Martin shall in his sole and uncontrolled discretion, deem to be necessary and advisable as being in the best interests of Intracoastal
     Oilfield Fluids, Inc., including by way of illustration, terms, provisions and conditions pertaining to primary term and renewal terms, rent and increases of rent in option terms, insurance, indemnity agreements, default, and matters of business to be conducted upon the leased premises, and that the said Ted A. Martin may take any and all other action and sign such other documents which shall contain such terms and conditions as he shall deem necessary and advisable, all such actions being adopted and ratified as being the actions of this corporation.
-------------------------------------------------------------------------------

                                  CERTIFICATE

     I, the undersigned Secretary of Intracoastal Oilfield Fluids, Inc., do hereby certify that the above and foregoing is a true and correct copy of that resolution passed at the special meeting of the Board of Directors held on August 29, 1990 whereat a quorum was present, all directors being present and waiving written notice of the meeting; that the resolution has not been rescinded and remains in full force and effect.

     Lockport, Louisiana, August 29, 1990

                                       /s/ Alethia Martin
                                       ----------------------------------------
                                       Alethia Martin, Secretary

ATTEST:

/s/ Ted A. Martin
--------------------------------------
Ted A. Martin, President

                                    EXHIBIT "A"

   to an August 29, 1990 Resolution of Intracoastal Oilfield Fluids, Inc.

                                      TRACT A

A certain portion of a tract of land located in Section 79, Township 17 South, Range 19 East, Lafourche parish, Louisiana. Said tract being bounded on the South by Louisiana Highway No. 24, on the North by Saint Louis Canal, and bounded on the East and West by land belonging to Irvin Templet and Angele Savoie Templet. Beginning at An Son - Dresser et al. No. 1 Dry Well thence at a true bearing of North 89 DEG. 45' 00" West and a distance of 300.00' to a point. Thence at a true bearing of South 00 DEG. 15' 00" West and a distance of 750.05' to Louisiana Highway No. 24 Right of Way, thence at a true bearing of North 75 DEG. 17' 06" West, and a distance of 388.65' to a point hereafter referred to as the "Point of Beginning;" which is the Southwest corner of the following tract of land described.

Beginning at the "Point of Beginning," at a true bearing of North 12 DEG. 53' 59" East, and a distance of 1048.40' to a point. Thence at a true bearing of North 21 DEG. 23' 04" West and a distance of 62.55' to a point, which is the South bank of Saint Louis Canal, thence at a true bearing of South 88 DEG. 12' 19" East and a distance of 500.26' to a point. Thence at a true bearing of North 89 DEG. 03' 29" East and a distance of 501.59' to a point, thence at a true bearing of South 79 DEG. 37' 22" East and a distance of 475.66' to a point. Thence at a true bearing of North 00 DEG. 15' 00" East and a distance of 60.00' to a point. Thence at a true bearing of South 73 DEG. 57' 12" East and a distance of 688.34' to a point, thence at a true bearing of South 56 DEG. 03' 12" East and a distance of 575.119' to a point. Thence at a true bearing of South 61 DEG. 47' 53" East and a distance of 277.40' to a point. Thence at a true bearing of South 25 DEG. 37' 38" West and a distance of 1191.10' to a point, which is the North Right of Way of Louisiana Highway No. 24, thence along the Right of Way of Louisiana Highway No. 24 at a true bearing of North 75 DEG. 17' 06" West and a distance of 2635.33' to the "Point of Beginning." Describes a tract of land hereafter referred to as "Tract A" containing 83.749 Acres.

                                   Tract B

A certain portion of a tract of land located in Section 79, Township 17
South, Range 19 East, Lafourche Parish, Louisiana. Said tract being bounded on the South by the aforedescribed "Tract A," on the North by the Intracoastal Canal, on the East and West by land belonging Irvin Templet and Angele
Savoie Templet.

Beginning at An Son - Dresser et al. No. 1 Dry Well thence at a true bearing of North 89 DEG. 45' 00" West and a distance of 300.00' to a point. Thence at a true bearing of North 21 DEG. 23' 03" West and a distance of 460.58' to a point, which is the Northwest corner of aforementioned "Tract A;" hereinafter referred to as the "Point of Beginning."

Beginning at the "Point of Beginning," at a true bearing of North 21 DEG. 23' 03" West and a distance of 1166.86' to a point, hence at a true bearing of North 00 DEG. 15' 00" East and a distance of 1100.00' to a point, which is the South Bank of the Intracoastal Canal, thence at a true bearing of South 86 DEG. 44' 14" and a distance of 1902.63' to a point, thence at a true bearing of South 00 DEG. 15' 00" West and a distance of 2171.35' to a point. Thence at a true bearing of North 79 DEG. 37' 22" West and a distance of 475.66' to a point. Thence at a true bearing of South 89 DEG. 03' 29" West and a distance of 501.59' to a point, thence at a true bearing of North 88 DEG. 12' 19" West and a distance of 500.26' to the "Point of Beginning." Describes a tract of land hereafter referred to as "Tract B" containing 88.409 Acres.

                                    Tract C

A certain portion of a tract of land located in Section 79, Township 17 South, Range 19 East and Section 71, Township 18 South, Range 19 East, Lafourche Parish, Louisiana. Said tract being bounded on the North by Louisiana Highway No. 24, East, West and South by lands belonging to Irvin Templet and Angele Savoie Templet.

Beginning at Point "A" which is the "Point of Beginning," thence proceeding at a bearing of S 75 DEG. 17' 06" E for a distance of 3,450.01 feet, thence along an arc having a distance of 622.16 feet, thence at a bearing of S 57 DEG. 09' 41" E for a distance of 390.00 feet, to Point "B" all being the Southern sides of the right of way of Louisiana Highway No. 24, thence proceeding at a bearing of S 32 DEG. 50' 19" West for a distance of 675.00 feet to Point "C," thence at a bearing of N 57 DEG. 09' 41" West for a distance of 390.00 feet, thence along an arc having a distance of 408.65 feet, thence at a bearing of N 75 DEG. 17' 06" N for a distance of 3450.01 feet to Point "C." Thence at a bearing of N 14 DEG. 42' 54" E for a distance of 675.00 feet to Point "A" which is the "Point of Beginning." All containing approximately 67.5 acres. Described as Tract C.

                                     Tract D

A certain portion of a tract of land located in Section 79, Township 17 South, Range 19 East and Sections 70 and 71, Township 18 South, Range 19 East, Lafourche Parish, Louisiana. Said tract being bounded on the West by the aforedescribed "Tract C," on the North and South by lands belonging to Irvin Templet and Angele Savoie Templet and on the East by the Tenneco Company Road.

Beginning at Point "B" which is the "Point of Beginning," thence proceeding at a bearing of S 32 DEG. 50' 19" E for a distance of 675.00 feet to Point "C," thence at a bearing of N 57 DEG. 09' 41" W for a distance of 230.00 feet, to Point "D." thence proceeding at a bearing of S 32 DEG. 50' 19" West for a distance of 497.00 feet to Point "E," thence S 57 DEG. 09' 41" for a distance of approximately 2800 feet to Point "F," being on the Western side of the Tenneco Company Road. Thence meandering northeast along the western side of the Tenneco Company Road for a distance of approximately 1300 feet to Point "G" which is the intersection of the Western side of Tenneco Company Road and the southern right of way of Louisiana Highway No. 24. Thence proceed along the right of Louisiana Highway No. 24 along an arc having a distance of 362.51 feet, thence at a bearing of N 57 DEG. 09' 41" W for a distance of 2547.20 to Point "B" which is the "Point of Beginning." All containing approximately 76.2 acres. Described as Tract D.

                                       -2-


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                                 EXHIBIT "A"

                                   TRACT A

A certain portion of tract of land located in Section 79, Township 17 South, Range 19 East, Lafourche Parish, Louisiana. Said tract being bounded on the South by Louisiana Highway No. 24, on the North by Saint Louis Canal, and bounded on the East and West by land belonging to Irving Templet and Angele Savoie Templet. Beginning at An Son -- Dresser et al. No. 1 Dry Well thence at a true bearing of North 89 Deg. 45' 00" West and a distance of 300.00' to a point. Thence at a true bearing of South 00 Deg. 15' 00" West and a distance of 750.05' to Louisiana Highway No. 24 Right of Way, thence at a true bearing of North 75 Deg. 17' 06" West, and a distance of 388.65' to a point hereafter referred to as the "Point of Beginning;" which is the Southwest corner of the following tract of land described.

Beginning at the "Point of Beginning," at a true bearing of North 12 DEG. 53' 59" East, and a distance of 1048.40' to a point. Thence at a true bearing of North 21 DEG. 23' 04" West and a distance of 62.55' to a point, which is the South bank of Saint Louis Canal. thence at a true bearing of South 88 DEG.
12' 19" East and a distance of 500.26' to a point. Thence at a true bearing of North 89 DEG. 03' 29" East and a distance of 501.59' to a point, thence at a true bearing of South 79 DEG. 37' 22" East and a distance of 475.66' to a point. Thence at a true bearing of North 00 DEG. 15' 00" East and a distance of 60.00' to a point. Thence at a true bearing of South 73 DEG. 57' 12" East and a distance of 688.34' to a point, thence at a true bearing of South 56 DEG. 03' 12" East and a distance of 575.119' to a point. Thence at a true bearing of South 61 DEG. 47' 53" East and a distance of 277.40' to a point. Thence at a true bearing of South 25 DEG. 37' 38" West and a distance of 1191.10' to a point, which is the North Right of Way of Louisiana Highway No. 24, thence along the Right of Way of Louisiana Highway No. 24 at a true bearing of North 75 DEG. 17' 06" West and a distance of 2635.33' to the "Point of Beginning." Describes a tract of land hereafter referred to as "Tract A" containing 83.749 Acres.

                                    Tract B

A certain portion of a tract of land located in Section 79, Township 17 South, Range 19 East, Lafourche Parish, Louisiana. Said tract being bounded on the South by the aforedescribed "Tract A," on the North by the Intracoastal Canal, on the East and West by land belonging to Irvin Templet and Angele Savoie Templet.

Beginning at An Son -- Dresser et al. No. 1 Dry Well thence at a true bearing of North 89 DEG. 45' 00" West and a distance of 300.00' to a point. Thence at a true bearing of North 21 DEG. 23' 03" West and a distance of 460.58' to a point, which is the Northwest corner of the aforementioned "Tract A;" hereinafter referred to as the "Point of Beginning."

Beginning at the "Point of Beginning," at a true bearing of North 21 DEG. 23' 03" West and a distance of 1166.86' to a point, thence at a true bearing of North 00 DEG. 15' 00" East and a distance of 1100.00' to a point, which is the South Bank of the Intracoastal Canal, thence at a true bearing of South
86 DEG. 44' 14" and a distance of 1902.63' to a point, thence at a true bearing of South 00 DEG. 15' 00" West and a distance of 2171.35' to a point. Thence at a true bearing of North 79 DEG. 37' 22" West and a distance of 475.66' to a point. Thence at a true bearing of South 89 DEG. 03' 29" West and distance of 501.59' to a point, thence at a true bearing of North 88 DEG. 12' 19" West and a distance of 500.26' to the "Point of Beginning." Describes a tract of land hereafter referred to as "Tract B" containing 88.409 Acres.

                                   Tract C

A certain portion of a tract of land located in Section 79, Township 17 South, Range 19 East and Section 71, Township 18 South, Range 19 East, Lafourche Parish, Louisiana. Said tract being bounded on the North by Louisiana Highway No. 24, East, West and South by lands belonging to Irving Templet and Angele Savoie Templet.

Beginning at Point "A" which is the "Point of Beginning," thence proceeding at a bearing of S 75 DEG. 17' 06" E for a distance of 3,450.01 feet, thence along an arc having a distance of 622.16 feet, thence at a bearing of S 57 DEG. 09' 41" E for a distance of 390.00 feet, to Point "B" all being the Southern sides of the right of way of Louisiana Highway No. 24., thence proceeding at a bearing of S 32 DEG. 50' 19" West for a distance of 675.00 feet to Point "C," thence at a bearing of N 57 DEG. 09' 41" West for a distance of 390.00 feet, thence along an arc having a distance of 408.65 feet, thence at a bearing of N 75 DEG. 17' 06" N for a distance of 3450.01 feet to Point "C." Thence at a bearing of N 14 DEG. 42' 54" E for a distance of 675.00 feet to Point "A" which is the "Point of Beginning." All containing approximately 67.5 acres. Described as Tract C.

Tract D

A certain portion of a tract of land located in Section 79, Township 17
South, Range 19 East and Section 70 and 71, Township 18 South, Range 19 East, Lafourche Parish, Louisiana. Said tract being bounded on the West by the aforedescribed "Tract C," on the North and South by lands belonging to Irvin Templet and Angele Savoie Templet and on the East by the Tenneco Company Road.

Beginning at Point "B" which is the "Point of Beginning," thence proceeding at a bearing of S 32 DEG. 50' 19" E for a distance of 675.00 feet to Point "C," thence at a bearing of N 57 DEG. 09' 41" W for a distance of 230.00 feet, to Point "D." thence proceeding at a bearing of S 32 DEG. 50' 19" West for a distance of 497.00 feet to Point "E," thence S 57 DEG. 09' 41" for a distance of approximately 2800 feet to Point "F," being on the Western side of the Tenneco Company Road. Thence meandering northeast along the Western side of the Tenneco Company Road for a distance of approximately 1300 feet to Point "G" which is the intersection of the Western side of Tenneco Company Road and the southern right of way of Louisiana Highway No. 24. Thence proceed along the right of Louisiana Highway No. 24 along an arc having a distance of
362.51 feet, thence at a bearing of N. 57 DEG. 09' 41" W for a distance of 2547.20 to Pint "B" which is the "Point of Beginning." All containing approximately 76.2 acres. Described as Tract D.

                                  EXHIBIT C

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                                    [MAP]